REVENUE	12 Months Ended
Dec. 31, 2021
REVENUE

19. REVENUE

Under the terms of the Company’s concentrate sales contracts, lead–silver and zinc–silver concentrates are sold on a provisional pricing basis whereby sales are recognized at prevailing metal prices when the revenue recognition criteria have been met, namely when title and the risks and rewards of ownership have transferred to the customer. Final pricing of each delivery is not determined until one to three months post-delivery. The price recorded at the time of sale may differ from the actual final price received from the customer due to changes in market prices for metals. The price volatility is considered an embedded derivative in trade receivables. The embedded derivative is recorded at fair value by mark-to-market adjustments at each reporting period until settlement occurs, with the changes in fair value recorded in revenue.

The Company recognized the following amounts related to revenue:

	2021	2020
	$	$
Concentrate revenue from contracts with customers	37,846	25,970
Provisional pricing adjustments on concentrate sales	109	(264)
Revenue from toll milling services	-	496
Total revenue	37,955	26,202

The following table sets out the disaggregation of revenue by metal and form of sale:

	2021	2020
	$	$
Concentrate revenue:
Silver	24,043	16,963
Lead	5,730	3,571
Zinc	8,182	5,172
Revenue from toll milling services	-	496
Total revenue	37,955	26,202

The Company has offtake agreements with Trafigura Mexico, S.A. de C.V. (“Trafigura”), a subsidiary within the Trafigura group of companies. Due to the availability of alternative processing and commercialization options for its concentrate, the Company believes it would suffer no material adverse effect if it lost the services of Trafigura.